                                                             Exhibit 99.906.Cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND (the "Fund"), that:

   (a) the Semi-Annual Report of the Fund on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: August 13, 2004
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/S/ James L. O'connor
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James L. O'Connor
Treasurer

Date: August 13, 2004
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/S/ Duncan Richardson
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Duncan Richardson.
President